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                                                                    EXHIBIT 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM T-1

STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(B)(2)   / /
                            ------------------------

                           FIRST UNION NATIONAL BANK
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

                                   22-1147033
                      (I.R.S. EMPLOYER IDENTIFICATION NO.)

                     101 NORTHSIDE PLAZA, ELKTON, MARYLAND
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                     21921
                                   (ZIP CODE)

                           FIRST UNION NATIONAL BANK
                             123 SOUTH BROAD STREET
                             PHILADELPHIA, PA 19109
                   ATTENTION: CORPORATE TRUST ADMINISTRATION
                                 (215) 985-6000
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                             CHARMING SHOPPES, INC.
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

                                  PENNSYLVANIA
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

                                   23-1721355
                      (I.R.S. EMPLOYER IDENTIFICATION NO.)

                                 450 WINKS LANE
                             BENSALEM, PENNSYLVANIA
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                     19020
                                   (ZIP CODE)

                    CONVERTIBLE SUBORDINATED NOTES DUE 2006

           APPLICATION RELATES TO ALL SECURITIES REGISTERED PURSUANT
                 TO THE DELAYED OFFERING REGISTRATION STATEMENT
                        (TITLE OF INDENTURE SECURITIES)

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1. GENERAL INFORMATION.

     FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISORY AUTHORITY TO WHICH IT IS SUBJECT:
       Comptroller of the Currency
       United States Department of the Treasury
       Washington, D.C. 20219

       Federal Reserve Bank (3rd District)
       Philadelphia, Pennsylvania 19106

       Federal Deposit Insurance Corporation
        Washington, D.C. 20429

     b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2. AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

3. VOTING SECURITIES OF THE TRUSTEE.

     FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF VOTING SECURITIES OF THE TRUSTEE:

     Not applicable -- see answer to Item 13.

4. TRUSTEESHIPS UNDER OTHER INDENTURES.

     IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING INFORMATION:

     Not applicable -- see answer to Item 13.

5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

     IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICERS OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE, OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

     Not applicable -- see answer to Item 13.

6. VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS.

     FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER, AND EXECUTIVE OFFICER OF THE OBLIGOR:

     Not applicable -- see answer to Item 13.

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7. VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR OFFICIALS.

     FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER, AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER:

     Not applicable -- see answer to Item 13.

8. SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

     FURNISH THE FOLLOWING INFORMATION AS TO SECURITIES OF THE OBLIGOR OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT BY THE
TRUSTEE:

     Not applicable -- see answer to Item 13.

9. SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

     IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE:

     Not applicable -- see answer to Item 13.

10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

     IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10 PERCENT OR MORE OF THE VOTING STOCK OF THE OBLIGOR OR
(2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON:

     Not applicable -- see answer to Item 13.

11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

     IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE:

     Not applicable -- see answer to Item 13.

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12. INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

     EXCEPT AS NOTED IN THE INSTRUCTIONS, IF THE OBLIGOR IS INDEBTED TO THE TRUSTEE, FURNISH THE FOLLOWING INFORMATION:

     Not applicable -- see answer to Item 13.

13. DEFAULTS BY THE OBLIGOR.

     (a) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

     None.

     (b) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN A DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

     None.

14. AFFILIATIONS WITH THE UNDERWRITERS.

     IF ANY UNDERWRITER IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     Not applicable -- see answer to Item 13.

15. FOREIGN TRUSTEE.

     IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

     Not applicable -- trustee is a national banking association organized under the laws of the United States.

16. LIST OF EXHIBITS.

     LIST BELOW ALL EXHIBITS FILED AS PART OF THIS STATEMENT OF ELIGIBILITY.

- ---- 1. Copy of Articles of Association of the trustee as now in effect.**

- ---- 2. Copy of the Certificate of the Comptroller of the Currency date dated January 11, 1994, evidencing the authority of the trustee to transact business.*

- ---- 3. Copy of the Certification of Fiduciary Powers of the trustee by the Office of the Comptroller of the Currency dated July 24, 1992.*

- ---- 4. Copy of existing by-laws of the trustee.**

- ---- 5. Copy of each indenture referred to in Item 4, if the obligor is in default.

        -- Not Applicable

 X  6. Consent of the trustee required by Section 321(b) of the Act.
- ----

 X 7. Copy of report of condition of the trustee at the close of business on March 31, 1996, published pursuant to the requirements of its supervising authority.

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- ---- 8. Copy of any order pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

        -- Not Applicable

- ---- 9. Consent to service of process required of foreign trustees pursuant to Rule 10a-4 under the Act.

        -- Not Applicable
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     * Previously filed with the Securities Exchange Commission on February 11,
1994 as an Exhibit to Form T-1 in connection with Registration Statement Number 22-73340 and ** previously filed with the Securities Exchange Commission on March 6, 1996 with Registration Statement Number 333-1102 and incorporated herein by reference

                                      NOTE

     The trustee disclaims responsibility for the accuracy or completeness of information contained in this Statement of Eligibility and Qualification not known to the trustee and not obtainable by it through reasonable investigation and as to which information it has obtained from the obligor and has had to rely or will obtain from the principal underwriters and will have to rely.

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, First Union National Bank, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility and Qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Philadelphia and Commonwealth of Pennsylvania, on the 13th day of June, 1996.

                                          FIRST UNION NATIONAL BANK

                                          By: /s/      GEORGE J. RAYZIS

                                            ------------------------------------
                                                      George J. Rayzis
                                                       Vice President

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                                                                       EXHIBIT 6

                               CONSENT OF TRUSTEE

     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, and in connection with the proposed issue of Charming Shoppes Inc., Convertible Subordinated Notes Due 2006, First Union National Bank, hereby consents that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                          FIRST UNION NATIONAL BANK

                                          By: /s/      GEORGE J. RAYZIS

                                            ------------------------------------
                                                      George J. Rayzis
                                                       Vice President

Philadelphia, Pennsylvania
June 13, 1996
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                                                                       EXHIBIT 7

                              REPORT OF CONDITION

     Consolidating domestic and foreign subsidiaries of the First Union National Bank of Elkton in the state of Maryland, at the close of business on March 31, 1996, published in response to call made by Comptroller of the Currency, under title 12, United States Code, Section 161. Charter Number 33869 Comptroller of the Currency Northeastern District.

                     STATEMENT OF RESOURCES AND LIABILITIES

                                                                                                THOUSANDS OF DOLLARS
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
ASSETS
Cash and balance due from depository institutions:
  Noninterest-bearing balances and currency and coin..........................................        1,500,789
  Interest-bearing balances...................................................................           39,698
Securities:
  Held-to-maturity securities.................................................................          604,735
  Available-for-sale securities...............................................................        3,849,255
Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
  Federal funds sold..........................................................................        1,168,459
  Securities purchased under agreements to resell.............................................          559,446
Loans and lease financing receivables:
Loan and leases, net of unearned income.......................................................       20,787,224
LESS: Allowance for loan and lease losses.....................................................          454,712
LESS: Allocated transfer risk reserve.........................................................                0
Loans and leases, net of unearned income, allowance, and reserve..............................       20,332,512
Trading assets................................................................................            2,281
Premises and fixed assets (including capitalized leases)......................................          382,256
Other real estate owned.......................................................................           61,921
Investment in unconsolidated subsidiaries and associated companies............................           20,069
Customer's liability to this bank on acceptances outstanding..................................           50,066
Intangible assets.............................................................................          766,874
Other assets..................................................................................          857,653
Total assets..................................................................................       30,196,014
LIABILITIES
Deposits:
  In domestic offices.........................................................................       24,777,282
    Noninterest-bearing.......................................................................        4,770,338
    Interest-bearing..........................................................................       20,006,944
  In foreign offices, Edge and Agreement subsidiaries, and IBFs...............................          212,641
    Noninterest-bearing.......................................................................            5,337
    Interest-bearing..........................................................................          207,304
Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and IBFs:
  Federal funds purchased.....................................................................          919,596
  Securities sold under agreements to repurchase..............................................          138,981
Demand notes issued to the U.S. Treasury......................................................           85,924
Trading liabilities...........................................................................                0
Other borrowed money:
  With original maturity of one year or less..................................................            9,406
  With original maturity of more than one year................................................           11,802
Mortgage indebtedness and obligations under capitalized leases................................           16,372
Bank's liability on acceptances executed and outstanding......................................           50,388
Subordinated notes and debentures.............................................................          175,000
Other liabilities.............................................................................          856,772
Total liabilities.............................................................................       27,254,164
Limited-life preferred stock and related surplus..............................................                0
EQUITY CAPITAL
Perpetual preferred stock and related surplus.................................................          160,540
Common Stock..................................................................................          452,156
Surplus.......................................................................................        1,300,080
Undivided profits and capital reserves........................................................        1,049,839
Net unrealized holding gains (losses) on available-for-sale securities........................          (20,765)
Cumulative foreign currency translation adjustments...........................................                0
Total equity capital..........................................................................        2,941,850
Total liabilities, limited-life preferred stock and equity capital............................       30,196,014